EXHIBIT 10.65



                                  AGREEMENT OF

                             SETTLEMENT AND RELEASE

         This agreement is made and entered into this 18th day of November, 1997, by and between Messer Griesheim Industries, Inc. ("MG") and GreenMan Technologies, Inc. ("GreenMan").

                                   WITNESSETH

         WHEREAS, GreenMan and MG entered into and were parties to various negotiations and discussions which culminated in an agreement or series of agreements beginning in late 1996;

         WHEREAS, a series of disputes arose between MG on the one hand and GreenMan on the other relative to the agreements or the existence of the agreements and relative to other matters;

         WHEREAS, each of the parties believed and/or asserted that they had claims or potential claims against the other;

         WHEREAS, the parties deny all liability to one another;

         WHEREAS, GreenMan and MG desire that all claims that have been, could have been, or could be asserted by and against one another be compromised and dismissed;

         WHEREAS, the parties desire that the words "and" and "or" as used herein, be construed as terms of inclusion and not of exclusion and that such words be construed either disjunctively or conjunctively as necessary to bring within the scope of this agreement any and all claims and demands that might otherwise be construed to be outside of its scope;

         WHEREAS, the parties desire that the mutual releases contained herein be construed within reason as broadly as possible, so as to bring within their scope any and all claims, demands, and causes of action that might otherwise be construed to be outside their scope;

         NOW, THEREFORE, the parties mutually, covenant and acknowledge as follows:


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                                       -2-

                                 STOCK TRANSFERS

         1. GreenMan and MG hereby stipulate and agree that any shares of stock in Cryopolymers, Inc. ("CI") purportedly owned by MG or to which MG has any claim of ownership have been conveyed by virtue of that Act of Sale Agreement executed contemporaneous with this agreement. ("The Act of Sale")

         2. MG further stipulates and agrees that it has no other ownership interest in CI and disclaims any and all such interests should they exist. Should any certificate evidencing MG's ownership of stock exist, then MG will execute an appropriate document authorizing CI and/or GreenMan to take whatever action is necessary to cancel such certificate on the corporate records.

         3. MG further  stipulates  and  agrees  that  contemporaneous  with the execution  of  this  document,  CI  shall  have  no  further  obligations  to MG whatsoever including without limitation, rights of repayment of any indebtedness, right to reclaim property, contractual rights, security interests, nor shall MG have any rights directly or indirectly, in any assets tangible, intangible, movable or immovable of CI; proprietary rights in technology existing at the CI facility, ownership (direct or indirect) in any asset of CI or any other relationship whatsoever, disclosed or nondisclosed, present or future.

                                 MUTUAL RELEASES

         4. GreenMan does hereby release and forever discharge MG as well as its respective officers, directors, employees, representatives, agents, stockholders, affiliates, attorneys, and any and all persons for whom MG might be liable or responsible for any and all acts, omissions, facts, obligations, and responsibilities of every kind and character whether asserted or unasserted, known or unknown, that GreenMan has or may have against MG in any and every capacity which acts, omissions, facts, obligations, and responsibilities antedate the execution of this agreement including without limitation; (a) any and all claims and demands arising out of or in any way connected with


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                                       -3-

the ownership, operation of the CI rubber processing facility located in St. Francisville, Louisiana ("the St. Francisville facility") prior to the date of execution for this agreement; (b) any and all claims and or demands arising out of or in any way connected with any agreements written, oral, express or implied in any way connected with the St. Francisville facility, any proposed facility, or in any other venture or discussion in which the parties may have been involved.

         5. MG does hereby release and forever discharge GreenMan as well as its respective officers, directors, employees, representatives, agents, stockholders, affiliates, attorneys, and any and all person for whom GreenMan might be liable or responsible for any and all acts, omissions, facts, obligations, and responsibilities of every kind and character whether asserted or unasserted, known or unknown, that MG has or may have against GreenMan in any and every capacity which acts, omissions, facts, obligations, and responsibilities antedate the execution of this agreement including without limitation; (a) any and all claims and demands arising out of or in any way connected with the ownership, operation of the CI rubber processing facility, the St. Francisville facility, prior to the date of execution of this agreement;
(b) any and all claims and or demands arising out of or in any way connected with any agreements written, oral, express or implied in any way connected with the St. Francisville facility, any proposed facility, or in any other venture or discussion in which the parties may have been involved.

         6. The parties to this agreement hereby stipulate and agree that the mutual releases set forth in paragraphs 1 through 5 hereof include, without limitation, a full complete and final compromise and settlement of the claims and defenses that have, could have been, or could be asserted between and among them in any litigation.

         7. The parties have taken into consideration not only the known, anticipated and ascertained claims, demands, actions, causes of action, liabilities and damages, but also the possibility that other claims, demands, actions, causes of action, liabilities or damages may become


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                                       -4-

known in the future. Therefore, the parties declare that this agreement shall apply to all known, unknown, anticipated, unanticipated, ascertained and unascertained claims, demands, actions, causes of action, liabilities and damages resulting from the facts giving rise to this agreement as well as those related in any way thereto, it being the intent of the parties to give the broadest possible interpretation of the terms of this agreement.

                                OTHER AGREEMENTS
                          DECLARATION OF NON-LIABILITY

         8. It is understood and agreed that the parties to this agreement have not admitted any liability or responsibility whatsoever to each other in connection with the litigation, and it is recognized and understood that the parties hereto do specifically deny any and all responsibility in connection with the claims and demands that have been, could have been, and could be asserted by the other party in litigation.

                            LAWSUITS & INVESTIGATION

         9. Subject only to their legal obligation to comply with a subpoena or other compulsory process issued in conjunction with a civil proceeding or investigation, the parties hereby stipulate and agree they will not testify, either by deposition, affidavit or otherwise, or by transcript in person or otherwise, in any proceeding involving one another individually or collectively where any such proceeding is based in whole or in part on facts antedating the date of this agreement. The parties agree that subject only to the legal obligation to comply with a subpoena or other compulsory process, they will not provide to any person documents within their possession, custody or control which documents concern, refer or relate to one another individually or collectively, and which concern, refer or relate to any facts annotating the date of this agreement.



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                                       -5-

         10. If subpoenaed or otherwise compelled to testify or to provide such documents, the parties will notify one another of the subpoena or other compulsory process by mailing such notice to the other parties identified in paragraph 20 herein within three (3) days after receiving such subpoena or compulsory process. The parties agree collectively and individually that in the event of a breach of this agreement, they cannot adequately receive redress in the form of monetary damages and hereby stipulate to injunctive relief in addition to any other relief to which they may be entitled.

                                  SEVERABILITY

         11. If any provision of this agreement is determined by a court of competent jurisdiction or an arbitration panel to be invalid or unenforceable, the remainder of this agreement shall remain in full force and effect.

                               GENERAL PROVISIONS

         12. This agreement shall be binding upon the parties, their successors, heirs and assigns.

         13. Each party to this agreement has participated in revising the agreement and in the event a dispute arises out of it, each party agrees not to assert that any ambiguities in it shall be construed against any other party.

         14. The section headings appearing in this agreement are for convenience of reference only and are not intended to limit or define the text of any section or subsection. This agreement shall be construed with all other agreements executed this date.

         15. This agreement has been approved and executed by the parties hereto after consultation with their respective counsel.

         16. The parties hereto agree that all prior discussions and understandings as to the settlement and compromise of their various claims are merged into this agreement and/or those agreements executed simultaneously with this agreement and that these agreements constitute their sole understanding hereto as to the resolution of their claims and differences.


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                                       -6-

         17. Neither this agreement nor any provision of it may be modified or waived in any way except in writing by all parties to this agreement.

         18. Both MG and GreenMan warrant that they have full power and authority to enter into the releases herein.

         19. This agreement may be executed in multiple counterparts.

         20. All notices shall be in writing. The parties' addresses for the giving of notices are as follows:

         MG Industries, Inc.
         c/o Jim Doerr
         3 Great Valley Parkway
         Post Office Box 3039
         Malvern, PA  19355-0739

         GreenMan Technologies, Inc.
         c/o Robert Davis
         7 Kimball Ln., Bldg. A
         Lynnfield, MA  01790

         A party may change its address by giving notice of the new address. The change of address shall be effective on the date specified in the notice provided that the effective date shall be not sooner than fifteen (15) days or later than forty-five (45) days after the notice is delivered. A notice shall be deemed given two (2) business days after it was mailed by United States Certified Mail, Return Receipt Requested, with proper postage pre-paid or when actually delivered in hand, facsimile, courier, or otherwise (whichever occurs sooner).



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                                       -7-

         IN WITNESS WHEREOF, the parties have signed this agreement in the presence of the undersigned witnesses and notaries, on the dates appearing below the parties respective signatures.
MG INDUSTRIES, INC.

                                               WITNESS:

By: /s/ James Anderson                         _____________________________
    VICE PRESIDENT


                                               _____________________________


         Sworn   to   and   subscribed   before   me   this   _______   day   of
___________________, 199___.



                                               _____________________________
                                               NOTARY PUBLIC


GREENMAN TECHNOLOGIES, INC.

                                               WITNESS:

By: /s/ Robert H. Davis                        /s/ Cynthia M. Barker
     PRESIDENT


                                               /s/ Joseph E. Levangie


         Sworn   to   and   subscribed   before   me   this   _______   day   of
___________________, 199___.



                                               _____________________________
                                               NOTARY PUBLIC